                           TELE-COMMUNICATIONS, INC.

                     FORM OF NOTICE OF GUARANTEED DELIVERY
                            FOR TENDER OF SHARES OF
                   SERIES A LIBERTY MEDIA GROUP COMMON STOCK
                                      AND
                   SERIES B LIBERTY MEDIA GROUP COMMON STOCK
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This form of Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to tender shares of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share ("Series A Liberty Media Group Common Stock"), and/or Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share ("Series B Liberty Media Group Common Stock" and, together with the Series A Liberty Media Group Common Stock, the "Shares"), to Tele-Communications, Inc., a Delaware corporation (the "Company"), pursuant to the offer described in the Offer to Purchase of the Company, dated August 19, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal, which together constitute the "Offer," if certificates for Shares are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all other required documents to reach the Depositary (as defined below) on or prior to 5:00 p.m., New York City time, on Wednesday, September 17, 1997, unless the Offer is extended (such date as extended from time to time, the "Expiration Date"). This Notice of Guaranteed Delivery may be delivered by hand, mail, telegram or facsimile transmission to the Depositary prior to the Expiration Date. See Section 3 of the Offer to Purchase.

                       THE DEPOSITARY FOR THE OFFER IS:

                             THE BANK OF NEW YORK

                                 BY FACSIMILE           BY HAND OR OVERNIGHT
        BY MAIL:                 TRANSMISSION:                 COURIER:

    Tender & Exchange            (for Eligible            Tender & Exchange
       Department             Institutions only)             Department
     P.O. Box 11248            Tender & Exchange         101 Barclay Street
  Church Street Station           Department             Receive and Deliver
   New York, New York           (212) 815-6213                 Window
       10286-1248                                        New York, New York
                                Confirmation of              10286-1248
                                   Facsimile
                              Transmission ONLY:
                                (800) 507-9357


  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON WEDNESDAY, SEPTEMBER 17, 1997, UNLESS THE OFFER IS EXTENDED.

  This form of Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution (as defined in the Offer to Purchase) under the instructions to the Letter of Transmittal, such signature guarantee must appear in the applicable space provided in the signature box of the Letter of Transmittal.

Ladies and Gentlemen:

  The undersigned, upon the terms and subject to the conditions set forth in the Offer to Purchase of Tele- Communications, Inc., a Delaware corporation (the "Company"), dated August 19, 1997, and the related Letter of Transmittal, which together constitute the "Offer," receipt of which is hereby acknowledged, hereby tenders to the Company the shares of Tele-Communications, Inc. Series A Liberty Media Group Common Stock, par value $1.00 per share (the "Series A Liberty Media Group Common Stock"), and/or Tele-Communications, Inc. Series B Liberty Media Group Common Stock, par value $1.00 per share (the "Series B Liberty Media Group Common Stock" and, together with the Series A Liberty Media Common Stock, the "Shares"), listed below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

                       THE BOXES BELOW MUST BE COMPLETED


Number of Shares of Series A Liberty Media Group Common Stock Tendered:
                                                                        --------

Number of Shares of Series B Liberty Media Group Common Stock Tendered:
                                                                        --------



                    IDENTIFICATION OF SHARES TO BE TENDERED

     STOCK CERTIFICATE      NUMBER OF SHARES    SERIES OF SHARES REPRESENTED
   NUMBER (IF AVAILABLE)     TO BE TENDERED         BY SUCH CERTIFICATE
   ---------------------    ----------------   --------------------------------
        ----------             ----------        [_] Series A     [_] Series B
        ----------             ----------        [_] Series A     [_] Series B
        ----------             ----------        [_] Series A     [_] Series B
        ----------             ----------        [_] Series A     [_] Series B
        ----------             ----------        [_] Series A     [_] Series B



                              BOOK-ENTRY TRANSFER

   If Shares will be tendered by book-entry transfer, please identify the transferring institution and the account number:

     Transferring Institution:
                               -------------------------------------

     Account Number:
                     -----------------------------------------------

                                    ODD LOTS

  This section is to be completed ONLY if the Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one box):

  [_]is the beneficial or record owner of an aggregate of fewer than 100
     Shares, all of which are being tendered; or

  [_]is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of such Shares.


Dated:                         , 1997
       -----------------------

Signature(s):                             Address(es):
                                                       ------------------------

-------------------------------------     -------------------------------------

-------------------------------------     -------------------------------------
Name(s) of Record Holder(s):                                         (Zip Code)
                                          Area Code and
                                          Telephone Number(s):
-------------------------------------                          ----------------

-------------------------------------     -------------------------------------
            Please Print
                                          -------------------------------------
Social Security or Taxpayer ID Number(s):
-------------------------------------

-------------------------------------

                              GUARANTEED DELIVERY

                   (Not to be used for signature guarantees)

  The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company (not a savings bank or savings and loan association) having an office, branch or agency in the United States, hereby guarantees that the Depositary will receive (i) certificates for such number of Shares as indicated above, in proper form for transfer, or a book-entry confirmation of the book-entry transfer of such Shares into the Depositary's account at one of the Book-Entry Transfer Facilities, (ii) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof), with any required signature guarantees, or in the case of book-entry transfer of tendered Shares, an Agent's Message, and (iii) any other documents required by the Letter of Transmittal, all within three Nasdaq trading days after the date of execution of this Notice of Guaranteed Delivery set forth below (each of such capitalized terms, as defined in the Offer to Purchase).

-------------------------------------     -------------------------------------
            Name of Firm

                                                         Address

-------------------------------------     -------------------------------------
        Authorized Signature

                                                        Zip Code

-------------------------------------     -------------------------------------
         Name (Please Print)

                                               Area Code and Telephone No.

                                          Dated:                         , 1997
-------------------------------------            -----------------------
                Title


NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS FORM; SUCH CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.